SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):September 24, 2001



               FREEPORT-McMoRan COPPER & GOLD INC.


     Delaware                 1-9916                 74-2480931

   (State or other          (Commission            (IRS Employer
   jurisdiction of          File Number)           Number)
   Identification
   incorporation or
   organization)


                       1615 Poydras Street
                  New Orleans, Louisiana  70112

Registrant's telephone number, including area code:(504) 582-4000




Item 5.  Other Events and Regulation FD Disclosures

Freeport-McMoRan Copper & Gold Inc. announced that it established a trust for tribal communities (Exhibit 99.1).





                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              FREEPORT-McMoRan COPPER & GOLD INC.


                              By: \s\ C. Donald Whitmire, Jr.
                                   ------------------------------
                                         C. Donald Whitmire, Jr.
                                   Vice President and Controller-
                                       Financial Reporting
                                    (authorized signatory and
                                    Principal Accounting Officer)

Date:  September 26, 2001





               Freeport-McMoRan Copper & Gold Inc.
                          Exhibit Index

Exhibit
Number

99.1 Press release dated September 24, 2001, "Freeport-McMoRan
     Copper & Gold Inc. To Establish Trust for Tribal Communities."